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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               February 17, 2000



                       CADMUS COMMUNICATIONS CORPORATION
                       ---------------------------------
             (Exact Name of Registrant as specified in its Charter)



           Virginia
(State or other jurisdiction                   0-12954                         54-1274108
      of incorporation)                 (Commission File Number)       (IRS Employer Identification
                                                                                 Number)



                       6620 West Broad Street, Suite 240
                            Richmond, Virginia 23230
                                 (804) 287-5680

              (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                           ------------------------
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Item 5.  Other Events.

     On February 17, 2000, the Board of Directors of Cadmus Communications Corporation (the "Company") authorized an amendment to the Company's shareholder rights agreement dated as of February 15, 1999 (the "Rights Agreement"). Pursuant to the amendment, the definition of "Acquiring Person" contained in the Rights Agreement has been amended to prevent the Rights Agreement from being triggered in certain specified circumstances or inadvertently.


Item 7.  Financial Statements and Exhibits.

     Exhibit 99.1 Amendment to Rights Agreement, dated as of February 17, 2000, between Cadmus Communications Corporation and First Union National Bank.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 28, 2000.

                                   CADMUS COMMUNICATIONS
                                   CORPORATION



                                   By:  /s/ Bruce V. Thomas
                                   ---------------------------------------------
                                   Bruce V. Thomas
                                   Executive Vice President, Chief Operating
                                   Officer and Secretary
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                                 Exhibit Index


Exhibit

     Exhibit 99.1 Amendment to Rights Agreement, dated as of February 17, 2000, between Cadmus Communications Corporation and First Union National Bank.